UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2026

Diamond Hill Investment Group, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-24498	65-0190407
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

325 John H. McConnell Blvd, Suite 200

Columbus, Ohio 43215

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 255-3333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	DHIL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 28, 2026, Diamond Hill Investment Group, Inc., an Ohio corporation (the “Company” or “Diamond Hill”), filed its definitive proxy statement on Schedule 14A (as such may be supplemented from time to time, the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the special meeting of the Company’s shareholders (the “Special Meeting”) to be held in connection with transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 10, 2025, by and among the Company, First Eagle Investment Management, LLC, a Delaware limited liability company (“Purchaser”), and Soar Christopher Holdings, Inc., an Ohio corporation and a wholly owned subsidiary of Purchaser (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), whereupon the separate existence of Merger Sub will cease, and the Company will be the surviving corporation as a wholly-owned subsidiary of Purchaser.

The Special Meeting is scheduled for March 3, 2026, beginning at 10:00 a.m. Eastern Time. The Company’s shareholders of record as of the close of business on January 27, 2026 will be eligible to vote at the Special Meeting. Subject to the satisfaction of the remaining conditions to the closing of the Merger under the Merger Agreement, including that the Company’s shareholders vote to approve the Merger and the receipt of the requisite client consents based on revenue run-rate, the Company expects to complete the Merger in the second quarter of 2026.

Litigation Relating to the Merger

As of the date of this Form 8-K, two lawsuits relating to the Merger (collectively, the “Lawsuits”) have been filed: (i) Connolly v. Diamond Hill Investment Group, Inc., et al. Index No. 650758/2026, which was filed in the Supreme Court of the State of New York, County of New York, on February 6, 2026 and (ii) Goggin v. Diamond Hill Investment Group, Inc., et al. Index No. 650754/2026, which was filed in the Supreme Court of the State of New York, County of New York, on February 5, 2026. The Lawsuits were each filed by a purported shareholder of the Company as an individual action and allege that the Proxy Statement was materially incomplete due to certain misrepresentations and omissions in violation of New York common law. The Lawsuits name as defendants the Company and its directors and seek, among other relief, an order enjoining the consummation of the Merger. There can be no assurance regarding the ultimate outcome of the Lawsuits.

As of the date of this Form 8-K, attorneys representing multiple purported shareholders of the Company have also delivered demand letters to the Company (collectively, the “Demand Letters”) alleging that the disclosures contained in the Proxy Statement are deficient and requesting that the Company supplement such disclosures prior to the Special Meeting. The Demand Letters threaten the Company with lawsuits in the event that the purported deficiencies in the Proxy Statement are not addressed.

It is possible that additional, similar complaints may be filed, that the Lawsuits described above may be amended, or that additional demand letters will be received by the Company. If this occurs, the Company does not intend to announce the filing or receipt of each additional, similar complaint or demand letter or any amended complaint unless required by law.

The Company believes that the claims asserted in the Lawsuits and the Demand Letters are without merit. However, in order to moot the unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in potential litigation and provide additional information to its shareholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Form 8-K. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations set forth in the Lawsuits and the Demand Letters that any additional disclosure in the Proxy Statement was or is required.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

(a)	In the section of the Proxy Statement titled “The Merger (Proposal 1)—Background of the Merger” the disclosure in the first full paragraph on page 33 is amended by replacing the paragraph with the following (new text is underlined and bold):

Members of Diamond Hill senior management also reviewed the ﬁnancial projections, which reﬂected updated ﬁnancial information from the version that was originally sent to First Eagle in September in order to reﬂect the full third ﬁscal quarter of 2025, with the Diamond Hill Board at this meeting, and the Diamond Hill Board authorized Broadhaven to share the ﬁnancial projections with First Eagle, which are discussed in more detail in the section titled “—Certain Financial Projections Utilized by the Diamond Hill Board and Diamond Hill’s Financial Advisor.” The financial projections did not materially differ from the version of the financial projections sent to First Eagle in September.

(b)	In the section of the Proxy Statement titled “The Merger (Proposal 1)—Opinion of Financial Advisor to Diamond Hill —Comparable Public Companies Analysis” the disclosure in the bullet points on pages 44 and 45 is amended by replacing the bullet points with the following table:

Selected Companies	EV/2025E EBITDA	EV/2026E EBITDA	EV/2027E EBITDA
Acadian Asset Management Inc.	9.9x	7.7x	7.0x
Affiliated Managers Group, Inc.	9.2x	8.4x	7.2x
AllianceBernstein Holding L.P.	10.4x	9.5x	9.1x
Artisan Partners Asset Management Inc.	8.5x	8.0x	7.4x
Cohen & Steers, Inc.	14.3x	12.7x	10.9x
Federated Hermes, Inc.	7.7x	7.8x	7.2x
Franklin Resources, Inc.	5.0x	4.9x	4.7x
Invesco Ltd.	9.2x	7.9x	N/A
Janus Henderson Group plc	8.1x	7.2x	6.8x
T. Rowe Price Group, Inc.	6.4x	5.8x	5.9x
Victory Capital Holdings, Inc.	7.9x	6.7x	6.5x
Virtus Investment Partners, Inc.	3.8x	3.8x	3.7x

(c)	In the section of the Proxy Statement titled “The Merger (Proposal 1)—Opinion of Financial Advisor to Diamond Hill —Comparable Public Companies Analysis” the disclosure in the second full paragraph on page 45 is amended by replacing the second sentence of such paragraph with the following (new text is underlined and bold, and deleted text is crossed through):

Broadhaven then adjusted the implied enterprise value of Diamond Hill by the value of excess balance sheet assets, which it calculated based on Diamond Hill’s cash, net investments, net working capital relative to three months of annual operating expenses and declared but unpaid dividends of approximately $43 million, $134 million, $31 million and $15 million, respectively, as reflected on Diamond Hill’s ~~balance sheet~~ financial statements as of September 30, 2025.

(d)	In the section of the Proxy Statement titled “The Merger (Proposal 1)—Opinion of Financial Advisor to Diamond Hill —Precedent Transaction Analysis” the disclosure in the table on page 46 is amended by replacing the table with the following (new text is underlined and bold):

Announcement Date	Acquiror	Target	EBITDA Pre-Synergy Multiple
8/28/2025	Guardian Capital Group Limited	Desjardins Group	6.7x
7/10/2025	CCLA Investment Management Limited	Jupiter Fund Management plc	8.8x
8/1/2024	AXA Investment Managers	BNP Paribas Cardif	10.7x
4/16/2024	Amundi Holdings US, Inc.	Victory Capital Holdings, Inc.	8.4x
5/31/2023	Putnam Investments	Franklin Resources, Inc.	N/A
8/25/2022	Pendal Group Limited	Perpetual Limited	8.1x
7/26/2022	Pzena Investment Management, Inc.	Pzena Investment Management, LLC	7.4x
4/1/2022	Manning & Napier, Inc.	Callodine Group LLC	5.6x
8/19/2021	NN Investment Partners	The Goldman Sachs Group, Inc.	7.7x
5/9/2021	Thompson, Siegel and Walmsley LLC	Pendal Group Limited	7.6x
2/23/2021	Wells Fargo Asset Management	GTCR LLC and Reverence Capital Partners, L.P.	~7x
12/2/2020	Waddell & Reed Financial, Inc.	Macquarie Asset Management	6.4x
10/8/2020	Eaton Vance Corp.	Morgan Stanley	12.4x
7/26/2020	Barrow, Hanley, Mewhinney & Strauss, LLC	Perpetual Limited	8.0x
2/18/2020	Legg Mason, Inc.	Franklin Resources, Inc.	10.4x

(e)	In the section of the Proxy Statement titled “The Merger (Proposal 1)—Opinion of Financial Advisor to Diamond Hill —Precedent Transaction Analysis” the disclosure in the first full paragraph on page 46 is amended by replacing the third sentence of such paragraph with the following (new text is underlined and bold, and deleted text is crossed through):

Broadhaven then adjusted the implied enterprise value of Diamond Hill by the value of excess balance sheet assets, which it calculated based on Diamond Hill’s cash, net investments, net working capital relative to three months of annual operating expenses and declared but unpaid dividends of approximately $43 million, $134 million, $31 million and $15 million, respectively, as reflected on Diamond Hill’s ~~balance sheet~~ financial statements as of September 30, 2025.

(f)	In the section of the Proxy Statement titled “The Merger (Proposal 1)—Opinion of Financial Advisor to Diamond Hill —Discounted Cash Flow Analysis” the disclosure in the first full paragraph on page 47 is amended by replacing the third sentence of such paragraph with the following (new text is underlined and bold, and deleted text is crossed through):

To calculate the implied values per share of Diamond Hill common stock, Broadhaven then adjusted the implied enterprise value, derived from the present value of unlevered free cash flows and terminal value, by the value of excess balance sheet assets, which it calculated based on Diamond Hill’s cash, net investments, net working capital relative to three months of annual operating expenses and declared but unpaid dividends of approximately $43 million, $134 million, $31 million and $15 million, respectively, as reflected on Diamond Hill’s ~~balance sheet~~ financial statements as of September 30, 2025.

(g)	In the section of the Proxy Statement titled “The Merger (Proposal 1) — Interests of Diamond Hill’s Directors and Executive Officers in the Merger” the disclosure in the first full paragraph on page 50 is amended by supplementing the paragraph with the following:

None of First Eagle’s or Diamond Hill’s proposals made prior to signing the merger agreement provided any assurances of continued employment for any Diamond Hill’s executive officers. Except as disclosed under the section titled “Executive Severance / Non-Solicitation Agreements,” there were no other changes proposed to the terms of Diamond Hill senior management’s employment and no other management retention, or equity participation therein, proposed for Diamond Hill employees prior to signing of the merger agreement. It is possible that certain Diamond Hill employees, including Diamond Hill’s executive officers, will enter into new compensation arrangements with First Eagle.

Forward-Looking Statements

This Form 8-K, the documents incorporated herein by reference and statements, whether oral or written, made from time to time by representatives of the Company, may contain or incorporate “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and levels of assets under management, technological developments, economic trends (including interest rates and market volatility), expected transactions and similar matters. These forward-looking statements may include, without limitation, any statements preceded by, followed by or including words such as “may,” “could,” “can have,” “believe,” “expect,” “aim,” “anticipate,” “target,” “goal,” “project,” “assume,” “budget,” “potential,” “estimate,” “guidance,” “forecast,” “outlook,” “would,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend,” and variations of such words and similar expressions. Similarly, descriptions of the Company’s objectives, strategies, plans, goals, or targets are also forward-looking statements. Such forward-looking statements include but are not limited to statements about the proposed Merger, including the expected timetable for completing the Merger and statements that are not historical facts.

Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company's actual results and experiences may differ materially from the anticipated results or other expectations expressed in its forward-looking statements. Factors that may cause the Company’s actual results or experiences to differ materially from results discussed in forward-looking statements include, but are not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, each as filed with the Securities and Exchange Commission (“SEC”), and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings, and the following: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between the Company and Purchaser, including in circumstances requiring the Company to pay a termination fee; (ii) potential litigation relating to the Merger that could be instituted against the parties to the definitive transaction agreement or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (iv) reputational risk and potential adverse reactions of clients, employees or other business partners and the businesses generally, including those resulting from the announcement of the Merger, including any resulting reduction in the Company’s AUM or AUA and the withdrawal, renegotiation or termination of any investment advisory agreements; (v) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company Common Shares; (vi) significant transaction costs associated with the Merger; and (vii) the diversion of management’s attention and time from ongoing business operations and opportunities on Merger-related matters.

Forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and in the Company’s other public documents on file with the SEC. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect it. The Company undertakes no obligation to update any forward-looking statements after the date they are made, whether as a result of new information, future events, changes in its expectations or developments or otherwise, except as required by law, although it may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

Additional Information and Where to Find It

This Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Merger. In connection with the Merger, on January 28, 2026, the Company filed with the SEC a definitive proxy statement on Schedule 14A relating to a special meeting of its shareholders (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Merger. The Merger will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Merger.

The Company’s shareholders may obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at www.diamond-hill.com.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Merger. Information about the directors and executive officers of the Company and their ownership of Company Common Shares is set forth in the section entitled “Executive Officer Stock Ownership and Retention Guidelines” in the Company’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 14, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000909108/000090910825000014/dhil-20250311.htm). To the extent that holdings of the Company’s securities by its directors or executive officers have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Merger when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2026	DIAMOND HILL INVESTMENT GROUP, INC.

	By:	/s/ Thomas E. Line
Thomas E. Line, Chief Financial Officer and Treasurer